UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2010

RadNet, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-19019	13-3326724
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1510 Cotner Avenue
Los Angeles, California  90025
(Address of Principal Executive Offices) (Zip Code)

(310) 478-7808
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

Attached hereto as Exhibit 99.1 and incorporated by reference herein is an invitation of RadNet, Inc. to participate in a lenders’ presentation on Tuesday, March 16, 2010 at 12:30PM EST.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits (furnished solely for purposes of Item 7.01 of this Form 8-K)

Exhibit 99.1 – Invitation of RadNet, Inc. dated March 11, 2010 to participate in a lenders’ presentation on Tuesday, March 16, 2010 at 12:30PM EST.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 11, 2010	RadNet, Inc.

	By:	/S/ Howard G. Berger, M.D.
	Name:	Howard G. Berger, M.D
	Title:	President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Invitation of RadNet, Inc. dated March 11, 2010